                                                                       EXHIBIT 2

This Security is a Depositary Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee of the Depositary to a successor Depositary or a nominee of such successor Depositary) may be registered except in such limited circumstances.

                  Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.:  1                                       CUSIP No.:  637432CV5

PRINCIPAL AMOUNT:  $500,000,000

STATED MATURITY DATE:  August 28, 2009                    INTEREST RATE:  5.75%

ORIGINAL ISSUE DATE:  August 29, 2002

                               5.75% NOTE DUE 2009


                  NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of $500,000,000 U.S. DOLLARS, on the Stated Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 28 and August 28 in each year, commencing on the first such Interest Payment Date next succeeding the Original Issue Date and at Maturity (as defined below), at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day preceding the Interest Payment Date, or if not a Business Day, the next succeeding Business Day; provided, however, that interest payable on the Stated Maturity Date or, if applicable, upon redemption (such Stated Maturity Date or redemption date, a "Maturity") (whether or not such Stated Maturity Date is an Interest Payment Date) shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities of like tenor and terms shall be entitled to receive such payment of interest by wire transfer in immediately available funds, but only if appropriate instructions have been received in writing by a Paying Agent on or prior to the applicable Regular Record Date for such payment of interest. The Company has initially designated State Street Bank and Trust Company acting through its office in the Borough of Manhattan, The City of New York, as its Paying Agent for the Securities.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                            NATIONAL RURAL UTILITIES
                                            COOPERATIVE FINANCE
                                            CORPORATION,


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                              By
                                              ---------------------------------
                                              Governor
This is one of the Securities
of the series designated
therein issued under the
within-mentioned indenture.

Dated:

State Street Bank and Trust Company,
as Trustee                                  ------------------------------------
                                            Assistant Secretary-Treasurer


                                            Attest:
                                                   -----------------------------
By                                          Assistant Secretary-Treasurer
  -----------------------

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                               5.75% NOTE DUE 2009


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of December 15, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (the Indenture as so supplemented being herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as successor trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated 5.75% Notes due 2009, which series is unlimited in aggregate principal amount.

                  Each Security of this series shall be dated the date of its authentication by the Trustee. Each Security of this series shall also bear an Original Issue Date, as specified on the face hereof, and such Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of such original Security (or such subsequently issued Securities) regardless of their dates of authentication.

                  The Company may redeem this Security at any time, in whole or in part, at a redemption price equal to the greater of (i) the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Securities being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest to the redemption date (the "Make-Whole Redemption Option").

                 For purposes of this Security the following terms shall have the following meanings:

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate securities of comparable maturity to the remaining term of such Securities.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
         (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date for the Securities being redeemed.

                  "Reference Treasury Dealer" means (i) each of Banc of America Securities LLC and Lehman Brothers Inc., and, in each case, their respective successors; provided, however, that if either of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (ii) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem this Security in part only, and this Security is at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem this Security in part only, and this Security is not represented by a global security, then the Trustee will select the particular Securities to be redeemed in a manner it deems appropriate and fair.

                  The Company may exercise its Make-Whole Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Securities or the portions called for redemption.

                  The Company shall, subject to certain exceptions and limitations set forth below, pay to the Holder who is a non-U.S. holder such additional amounts ("Additional Amounts") as may be necessary so that every net payment to the Holder of principal or interest on such Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein (such tax, assessment or charge a "U.S. Tax"), will not be less than the amount such non-U.S. holder would have received in the absence of such withholding. The Company shall not, however, be required to make any such payment of Additional Amounts to any Holder for or on account of:

            (i) any U.S. Tax that would not have been so imposed or withheld but for the existence of any present or former connection (other than the mere holding of such Security) between the beneficial owner or registered Holder of the Security (or between an agent, fiduciary, settlor, beneficiary, member, possessor of a power over or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member, possessor or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

            (ii) any estate, inheritance, gift, sales, transfer, personal property tax or any similar U.S. Tax;

            (iii) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a "personal holding company", "foreign personal holding company", "controlled foreign corporation" or "passive foreign investment company", within the meaning of the United States federal income tax laws, with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (iv) any U.S. Tax that is payable otherwise than by withholding from payments on or in respect of any Security;

            (v) any U.S. Tax that would not have been imposed or withheld but for the failure to comply with any certification, information or other reporting requirements concerning the registered holder or the beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party in any such case as a precondition to relief or exemption from such U.S. Tax;

            (vi) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a bank making a loan in the ordinary course of business;

            (vii) any U.S. Tax that is imposed or withheld solely because a
                  Security is presented for payment on a date more than 10 days after the date on which the payment becomes due or is duly provided for, whichever occurs later;

            (viii) any U.S. Tax any paying agent must withhold from any payment of principal of or interest on any Security, to the extent that such withholding could have been avoided by presentation of the Security to another paying agent;

            (ix) any withholding or deduction imposed on a payment to an individual and required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with, or introduced to conform to, such directive; or

            (x)  any combination of the above factors.

                 Such Additional Amounts shall also not be paid with respect to any payment on a Security to a person that is not a beneficial owner of such Security to the extent such beneficial owner would not have been entitled to the payment of such Additional Amounts had such beneficial owner held its interest in the Security directly. A "non-U.S. holder" is (w) an individual that is a nonresident alien, (x) a corporation or entity taxable as a corporation organized or created under non-U.S. law, (y) an estate that is not taxable in the U.S. on its worldwide income or (z) a trust with respect to which neither any court within the U.S. is able to exercise primary supervision over the administration of the trust nor one or more U.S. persons have the authority to control all substantial decisions of the trust and includes a foreign partnership to the extent that one or more of its members would meet the definition of a "non-U.S. holder" if it held a Security directly.

                  This Security may be redeemed as a whole, but not in part, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption to the Holder (which notice shall be irrevocable) as described below, if the Company determines based on an opinion of counsel that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings (any such change or amendment, a "Tax Law Change"), a substantial risk exists that the Company has or will become obligated to pay Additional Amounts, as set forth above (such risk, a "Gross-Up Risk") (the "Tax Law Redemption Option"). In the event that the Company exercises its Tax Law Redemption Option, this Security shall be redeemed at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption and any Additional Amounts required to be paid by the Company as set forth above. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee: (i) a certificate signed by two officers of the Company stating that the obligation referred to above cannot be avoided by the Company taking reasonable measures available to it; and (ii) an opinion of counsel reasonably satisfactory to the Trustee to the effect that a Gross-Up Risk exists as a result of a Tax Law Change, and the Trustee shall be entitled to accept such opinion as sufficient evidence of the satisfaction of the condition precedent set out above, in which event it shall be conclusive and binding on the Holder provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of this Security shall then be due.

                  The Company may exercise its Tax Law Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption.

                  Interest payments for this Security will include interest accrued from and including the most recent date to which interest has been paid or duly provided for (or from and including the Original Issue Date, if no interest has been paid with respect to this Security) to but excluding the Interest Payment Date or Stated Maturity Date. If any Interest Payment Date or the Maturity falls on a day that is not a Business Day, the related payment of principal, premium, if any, or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. "Business Day" means any day that is not a Saturday or Sunday and that, in the City of New York, is not a day on which banking institutions generally authorized or obligated by or pursuant to law, regulation of executive order to close. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

                  The Company at its option, subject to the terms and conditions provided in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture after the Company deposits with the Trustee (or, in certain circumstances, 91 days after the Company deposits with the Trustee), pursuant to an escrow trust agreement, money or U.S. Government Obligations, or a combination of money and U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient to pay all the principal of, and interest on, the Securities on the dates such payments are due in the currency, currencies or currency unit or units, in which such Securities are payable and in accordance with the terms of the Securities.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class). The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class), on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that, regarding the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may waive certain past defaults and their consequences on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency as may be designated by the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of the tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and terms of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              --------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN Act ____Custodian______
TEN ENT  - as tenants by the entireties                         (cust)      (Minor)
JT TEN   - as joint tenants with right                Under Uniform Gifts to
           of survivorship and not as                 Minors Act__________________
           tenants in common                                           (State)


     Additional abbreviations may also be used though not in the above list.

-------------------------------------------------------------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                          assigns and transfer(s) unto

Please insert social security
or other identifying number
of assignee

----------------------------

----------------------------

-----------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing_____________________________________________________Attorney to
transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                                         Signature

                                              (The signature to this assignment
                                              must correspond with the name as
                                              written upon the face of the
                                              within instrument in every
                                              particular, without alteration
                                              or enlargement or any change
                                              whatever.)

This Security is a Depositary Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee of the Depositary to a successor Depositary or a nominee of such successor Depositary) may be registered except in such limited circumstances.

                  Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.:  2                                   CUSIP No.:  637432CV5

PRINCIPAL AMOUNT:  $500,000,000

STATED MATURITY DATE:  August 28, 2009               INTEREST RATE:  5.75%

ORIGINAL ISSUE DATE:  August 29, 2002

                               5.75% NOTE DUE 2009


                  NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of $500,000,000 U.S. DOLLARS, on the Stated Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 28 and August 28 in each year, commencing on the first such Interest Payment Date next succeeding the Original Issue Date and at Maturity (as defined below), at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day preceding the Interest Payment Date, or if not a Business Day, the next succeeding Business Day; provided, however, that interest payable on the Stated Maturity Date or, if applicable, upon redemption (such Stated Maturity Date or redemption date, a "Maturity") (whether or not such Stated Maturity Date is an Interest Payment Date) shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities of like tenor and terms shall be entitled to receive such payment of interest by wire transfer in immediately available funds, but only if appropriate instructions have been received in writing by a Paying Agent on or prior to the applicable Regular Record Date for such payment of interest. The Company has initially designated State Street Bank and Trust Company acting through its office in the Borough of Manhattan, The City of New York, as its Paying Agent for the Securities.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                  NATIONAL RURAL UTILITIES
                                                  COOPERATIVE FINANCE
                                                  CORPORATION,


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                                    By
                                                    -------------------------
                                                    Governor

This is one of the Securities
of the series designated
therein issued under the
within-mentioned indenture.


Dated:

State Street Bank and Trust Company,
  as Trustee                                      ------------------------------
                                                  Assistant Secretary-Treasurer


                                                  Attest:
                                                         -----------------------
By                                                Assistant Secretary-Treasurer
  --------------------------

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                               5.75% NOTE DUE 2009


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of December 15, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (the Indenture as so supplemented being herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as successor trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated 5.75% Notes due 2009, which series is unlimited in aggregate principal amount.

                  Each Security of this series shall be dated the date of its authentication by the Trustee. Each Security of this series shall also bear an Original Issue Date, as specified on the face hereof, and such Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of such original Security (or such subsequently issued Securities) regardless of their dates of authentication.

                  The Company may redeem this Security at any time, in whole or in part, at a redemption price equal to the greater of (i) the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Securities being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest to the redemption date (the "Make-Whole Redemption Option").

                 For purposes of this Security the following terms shall have the following meanings:

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate securities of comparable maturity to the remaining term of such Securities.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
         (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date for the Securities being redeemed.

                  "Reference Treasury Dealer" means (i) each of Banc of America Securities LLC and Lehman Brothers Inc., and, in each case, their respective successors; provided, however, that if either of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (ii) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem this Security in part only, and this Security is at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem this Security in part only, and this Security is not represented by a global security, then the Trustee will select the particular Securities to be redeemed in a manner it deems appropriate and fair.

                  The Company may exercise its Make-Whole Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Securities or the portions called for redemption.

                  The Company shall, subject to certain exceptions and limitations set forth below, pay to the Holder who is a non-U.S. holder such additional amounts ("Additional Amounts") as may be necessary so that every net payment to the Holder of principal or interest on such Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein (such tax, assessment or charge a "U.S.

Tax"), will not be less than the amount such non-U.S. holder would have received in the absence of such withholding. The Company shall not, however, be required to make any such payment of Additional Amounts to any Holder for or on account of:

            (i) any U.S. Tax that would not have been so imposed or withheld but for the existence of any present or former connection (other than the mere holding of such Security) between the beneficial owner or registered Holder of the Security (or between an agent, fiduciary, settlor, beneficiary, member, possessor of a power over or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member, possessor or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

            (ii) any estate, inheritance, gift, sales, transfer, personal property tax or any similar U.S. Tax;

            (iii) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a "personal holding company", "foreign personal holding company", "controlled foreign corporation" or "passive foreign investment company", within the meaning of the United States federal income tax laws, with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (iv) any U.S. Tax that is payable otherwise than by withholding from payments on or in respect of any Security;

            (v) any U.S. Tax that would not have been imposed or withheld but for the failure to comply with any certification, information or other reporting requirements concerning the registered holder or the beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party in any such case as a precondition to relief or exemption from such U.S. Tax;

            (vi) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a bank making a loan in the ordinary course of business;

            (vii) any U.S. Tax that is imposed or withheld solely because a
                  Security is presented for payment on a date more than 10 days after the date on which the payment becomes due or is duly provided for, whichever occurs later;

            (viii) any U.S. Tax any paying agent must withhold from any payment of principal of or interest on any Security, to the extent that such withholding could have been avoided by presentation of the Security to another paying agent;

            (ix) any withholding or deduction imposed on a payment to an individual and required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with, or introduced to conform to, such directive; or

            (x)   any combination of the above factors.

                 Such Additional Amounts shall also not be paid with respect to any payment on a Security to a person that is not a beneficial owner of such Security to the extent such beneficial owner would not have been entitled to the payment of such Additional Amounts had such beneficial owner held its interest in the Security directly. A "non-U.S. holder" is (w) an individual that is a nonresident alien, (x) a corporation or entity taxable as a corporation organized or created under non-U.S. law, (y) an estate that is not taxable in the U.S. on its worldwide income or (z) a trust with respect to which neither any court within the U.S. is able to exercise primary supervision over the administration of the trust nor one or more U.S. persons have the authority to control all substantial decisions of the trust and includes a foreign partnership to the extent that one or more of its members would meet the definition of a "non-U.S. holder" if it held a Security directly.

                  This Security may be redeemed as a whole, but not in part, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption to the Holder (which notice shall be irrevocable) as described below, if the Company determines based on an opinion of counsel that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings (any such change or amendment, a "Tax Law Change"), a substantial risk exists that the Company has or will become obligated to pay Additional Amounts, as set forth above (such risk, a "Gross-Up Risk") (the "Tax Law Redemption Option"). In the event that the Company exercises its Tax Law Redemption Option, this Security shall be redeemed at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption and any Additional Amounts required to be paid by the Company as set forth above. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee : (i) a certificate signed by two officers of the Company stating that the obligation referred to above cannot be avoided by the Company taking reasonable measures available to it; and (ii) an opinion of counsel reasonably satisfactory to the Trustee to the effect that a Gross-Up Risk exists as a result of a Tax Law Change, and the Trustee shall be entitled to accept such opinion as sufficient evidence of the satisfaction of the condition precedent set out above, in which event it shall be conclusive and binding on the Holder provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of this Security shall then be due.

                  The Company may exercise its Tax Law Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption.

                  Interest payments for this Security will include interest accrued from and including the most recent date to which interest has been paid or duly provided for (or from and including the Original Issue Date, if no interest has been paid with respect to this Security) to but excluding the Interest Payment Date or Stated Maturity Date. If any Interest Payment Date or the Maturity falls on a day that is not a Business Day, the related payment of principal, premium, if any, or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. "Business Day" means any day that is not a Saturday or Sunday and that, in the City of New York, is not a day on which banking institutions generally authorized or obligated by or pursuant to law, regulation of executive order to close. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

                  The Company at its option, subject to the terms and conditions provided in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture after the Company deposits with the Trustee (or, in certain circumstances, 91 days after the Company deposits with the Trustee), pursuant to an escrow trust agreement, money or U.S. Government Obligations, or a combination of money and U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient to pay all the principal of, and interest on, the Securities on the dates such payments are due in the currency, currencies or currency unit or units, in which such Securities are payable and in accordance with the terms of the Securities.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class). The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class), on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that, regarding the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may waive certain past defaults and their consequences on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency as may be designated by the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of the tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and terms of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              --------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN Act ____Custodian_______
TEN ENT  - as tenants by the entireties                        (cust)         (Minor)
JT TEN   - as joint tenants with right               Under Uniform Gifts to
           of survivorship and not as                Minors Act__________________
           tenants in common                                      (State)


     Additional abbreviations may also be used though not in the above list.

-----------------------------------------------------------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                          assigns and transfer(s) unto

Please insert social security
or other identifying number
of assignee
----------------------------

----------------------------

-----------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing_____________________________________________________Attorney to
transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                                      Signature

                                              (The signature to this assignment
                                              must correspond with the name as
                                              written upon the face of the
                                              within instrument in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatever.)

This Security is a Depositary Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee of the Depositary to a successor Depositary or a nominee of such successor Depositary) may be registered except in such limited circumstances.

                  Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.:  3                                   CUSIP No.:  637432CV5

PRINCIPAL AMOUNT:  $250,000,000

STATED MATURITY DATE:  August 28, 2009               INTEREST RATE:  5.75%

ORIGINAL ISSUE DATE:  August 29, 2002

                               5.75% NOTE DUE 2009


                  NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of $250,000,000 U.S. DOLLARS, on the Stated Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 28 and August 28 in each year, commencing on the first such Interest Payment Date next succeeding the Original Issue Date and at Maturity (as defined below), at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day preceding the Interest Payment Date, or if not a Business Day, the next succeeding Business Day; provided, however, that interest payable on the Stated Maturity Date or, if applicable, upon redemption (such Stated Maturity Date or redemption date, a "Maturity") (whether or not such Stated Maturity Date is an Interest Payment Date) shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities of like tenor and terms shall be entitled to receive such payment of interest by wire transfer in immediately available funds, but only if appropriate instructions have been received in writing by a Paying Agent on or prior to the applicable Regular Record Date for such payment of interest. The Company has initially designated State Street Bank and Trust Company acting through its office in the Borough of Manhattan, The City of New York, as its Paying Agent for the Securities.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          NATIONAL RURAL UTILITIES
                                          COOPERATIVE FINANCE
                                          CORPORATION,


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                            By
                                            ------------------------------
                                            Governor

This is one of the Securities
of the series designated
therein issued under the
within-mentioned indenture.

Dated:

State Street Bank and Trust Company,
  as Trustee                              --------------------------------
                                          Assistant Secretary-Treasurer


                                          Attest:
                                                 --------------------------
By                                        Assistant Secretary-Treasurer
  ------------------------

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                               5.75% NOTE DUE 2009


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of December 15, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (the Indenture as so supplemented being herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as successor trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated 5.75% Notes due 2009, which series is unlimited in aggregate principal amount.

                  Each Security of this series shall be dated the date of its authentication by the Trustee. Each Security of this series shall also bear an Original Issue Date, as specified on the face hereof, and such Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of such original Security (or such subsequently issued Securities) regardless of their dates of authentication.

                  The Company may redeem this Security at any time, in whole or in part, at a redemption price equal to the greater of (i) the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Securities being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued interest to the redemption date (the "Make-Whole Redemption Option").

                 For purposes of this Security the following terms shall have the following meanings:

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate securities of comparable maturity to the remaining term of such Securities.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
         (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date for the Securities being redeemed.

                  "Reference Treasury Dealer" means (i) each of Banc of America Securities LLC and Lehman Brothers Inc., and, in each case, their respective successors; provided, however, that if either of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (ii) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem this Security in part only, and this Security is at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem this Security in part only, and this Security is not represented by a global security, then the Trustee will select the particular Securities to be redeemed in a manner it deems appropriate and fair.

                  The Company may exercise its Make-Whole Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Securities or the portions called for redemption.

                  The Company shall, subject to certain exceptions and limitations set forth below, pay to the Holder who is a non-U.S. holder such additional amounts ("Additional Amounts") as may be necessary so that every net payment to the Holder of principal or interest on such Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein (such tax, assessment or charge a "U.S. Tax"), will not be less than the amount such non-U.S. holder would have received in the absence of such withholding. The Company shall not, however, be required to make any such payment of Additional Amounts to any Holder for or on account of:

            (i) any U.S. Tax that would not have been so imposed or withheld but for the existence of any present or former connection (other than the mere holding of such Security) between the beneficial owner or registered Holder of the Security (or between an agent, fiduciary, settlor, beneficiary, member, possessor of a power over or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member, possessor or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

            (ii) any estate, inheritance, gift, sales, transfer, personal property tax or any similar U.S. Tax;

            (iii) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a "personal holding company", "foreign personal holding company", "controlled foreign corporation" or "passive foreign investment company", within the meaning of the United States federal income tax laws, with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (iv) any U.S. Tax that is payable otherwise than by withholding from payments on or in respect of any Security;

            (v) any U.S. Tax that would not have been imposed or withheld but for the failure to comply with any certification, information or other reporting requirements concerning the registered holder or the beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party in any such case as a precondition to relief or exemption from such U.S. Tax;

            (vi) any U.S. Tax imposed or withheld by reason of such beneficial owner's past or present status as a bank making a loan in the ordinary course of business;

            (vii) any U.S. Tax that is imposed or withheld solely because a
                  Security is presented for payment on a date more than 10 days after the date on which the payment becomes due or is duly provided for, whichever occurs later;

            (viii) any U.S. Tax any paying agent must withhold from any payment of principal of or interest on any Security, to the extent that such withholding could have been avoided by presentation of the Security to another paying agent;

            (ix) any withholding or deduction imposed on a payment to an individual and required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with, or introduced to conform to, such directive; or

            (x)   any combination of the above factors.

                 Such Additional Amounts shall also not be paid with respect to any payment on a Security to a person that is not a beneficial owner of such Security to the extent such beneficial owner would not have been entitled to the payment of such Additional Amounts had such beneficial owner held its interest in the Security directly. A "non-U.S. holder" is (w) an individual that is a nonresident alien, (x) a corporation or entity taxable as a corporation organized or created under non-U.S. law, (y) an estate that is not taxable in the U.S. on its worldwide income or (z) a trust with respect to which neither any court within the U.S. is able to exercise primary supervision over the administration of the trust nor one or more U.S. persons have the authority to control all substantial decisions of the trust and includes a foreign partnership to the extent that one or more of its members would meet the definition of a "non-U.S. holder" if it held a Security directly.

                  This Security may be redeemed as a whole, but not in part, at the option of the Company at any time prior to maturity, upon the giving of a notice of redemption to the Holder (which notice shall be irrevocable) as described below, if the Company determines based on an opinion of counsel that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings (any such change or amendment, a "Tax Law Change"), a substantial risk exists that the Company has or will become obligated to pay Additional Amounts, as set forth above (such risk, a "Gross-Up Risk") (the "Tax Law Redemption Option"). In the event that the Company exercises its Tax Law Redemption Option, this Security shall be redeemed at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption and any Additional Amounts required to be paid by the Company as set forth above. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee: (i) a certificate signed by two officers of the Company stating that the obligation referred to above cannot be avoided by the Company taking reasonable measures available to it; and (ii) an opinion of counsel reasonably satisfactory to the Trustee to the effect that a Gross-Up Risk exists as a result of a Tax Law Change, and the Trustee shall be entitled to accept such opinion as sufficient evidence of the satisfaction of the condition precedent set out above, in which event it shall be conclusive and binding on the Holder provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of this Security shall then be due.

                  The Company may exercise its Tax Law Redemption Option by notifying the Holder, by first-class mail, postage prepaid, of such exercise at least 30 but not more than 60 days prior to the redemption date. The notice shall set forth (i) the redemption price and (ii) the date of redemption.

                  Interest payments for this Security will include interest accrued from and including the most recent date to which interest has been paid or duly provided for (or from and including the Original Issue Date, if no interest has been paid with respect to this Security) to but excluding the Interest Payment Date or Stated Maturity Date. If any Interest Payment Date or the Maturity falls on a day that is not a Business Day, the related payment of principal, premium, if any, or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. "Business Day" means any day that is not a Saturday or Sunday and that, in the City of New York, is not a day on which banking institutions generally authorized or obligated by or pursuant to law, regulation of executive order to close. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

                  The Company at its option, subject to the terms and conditions provided in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture after the Company deposits with the Trustee (or, in certain circumstances, 91 days after the Company deposits with the Trustee), pursuant to an escrow trust agreement, money or U.S. Government Obligations, or a combination of money and U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient to pay all the principal of, and interest on, the Securities on the dates such payments are due in the currency, currencies or currency unit or units, in which such Securities are payable and in accordance with the terms of the Securities.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class). The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class), on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that, regarding the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may waive certain past defaults and their consequences on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency as may be designated by the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of the tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and terms of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              --------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN Act ____Custodian______
TEN ENT  - as tenants by the entireties                         (cust)      (Minor)
JT TEN   - as joint tenants with right                Under Uniform Gifts to
           of survivorship and not as                 Minors Act__________________
           tenants in common                                        (State)


     Additional abbreviations may also be used though not in the above list.

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



               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                          assigns and transfer(s) unto

Please insert social security
or other identifying number
of assignee

----------------------------

----------------------------

-----------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


-----------------------------------------------------------------------------

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the within Security and all rights thereunder, hereby irrevocably constituting and appointing_____________________________________________________Attorney to
transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                                       Signature

                                              (The signature to this assignment
                                              must correspond with the name as
                                              written upon the face of the
                                              within instrument in every
                                              particular, without alteration
                                              or enlargement or any change
                                              whatever.)